UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2012

SANTARUS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50651	33-0734433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3721 Valley Centre Drive, Suite 400, San Diego, California 92130

(Address of Principal Executive Offices) (Zip Code)

(858) 314-5700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 13, 2012, Santarus, Inc. (“Santarus”) entered into a second amendment to its Amended and Restated Loan and Security Agreement with Comerica Bank (“Comerica”), dated July 11, 2008 (the “Second Amendment”).

Among other things, the Second Amendment (1) increases the size of the credit facility under the loan agreement from $25,000,000 to $35,000,000, (2) extends the maturity date of the revolving line of credit from July 11, 2013 to February 13, 2015, (3) reduces the interest rate on the credit facility and (4) reduces and simplifies certain financial covenants related to a minimum liquidity ratio and minimum EBITDA requirements.

Pursuant to the Second Amendment, borrowings under the credit facility bear interest, as selected by Santarus, at either the (1) variable rate of interest, per annum, most recently announced by Comerica as its “prime rate” or (2) the LIBOR rate plus two and one quarter percent (2.25%), each as computed in the Second Amended and Restated LIBOR Addendum to the Amended and Restated Loan Agreement (the “Second Amended and Restated LIBOR Addendum”).

In conjunction with the execution of the Second Amendment a one time commitment fee of $175,000 was paid by Santarus. However, pursuant to the Second Amendment, there is no longer an unused commitment fee on the credit facility and Santarus is no longer required to maintain a $4,000,000 cash balance with Comerica. Santarus has drawn $10,000,000 on the credit facility to date.

The Second Amendment, and the associated Second Amended and Restated LIBOR Addendum, are being filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing description of the Second Amendment, and the associated Second Amended and Restated LIBOR Addendum, is qualified in its entirety by reference to such exhibits.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a) The information set forth in Item 1.01 above is incorporated into this Item 2.03(a) by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amendment dated February 13, 2012 to Amended and Restated Loan and Security Agreement, dated as of July 11, 2008, by and between Santarus, Inc. and Comerica Bank.

10.2	Second Amended and Restated LIBOR Addendum to Amended and Restated Loan and Security Agreement, dated as of February 13, 2012, by and between Santarus, Inc. and Comerica Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.

Date: February 14, 2012	By:	/s/ Gerald T. Proehl
	Name:	Gerald T. Proehl
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment dated February 13, 2012 to Amended and Restated Loan and Security Agreement, dated as of July 11, 2008, by and between Santarus, Inc. and Comerica Bank.

10.2	Second Amended and Restated LIBOR Addendum to Amended and Restated Loan and Security Agreement, dated as of February 13, 2012, by and between Santarus, Inc. and Comerica Bank.